UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 16, 2004


                                 FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        000-25386             87-0504461
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                        84106
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 16, 2004, FX Energy, Inc. entered into Employment Agreements with David N. Pierce, President and Director; Thomas B. Lovejoy, Chairman; Andrew W. Pierce, Vice-President; Scott J. Duncan, Vice-President; and Jerzy B. Maciolek, Vice-President, that provide for continued service in their current capacities for a period of 18 months, concluding on May 15, 2006. The agreements provide for base salaries and participation in incentive and bonus plans at the discretion of the Company's Board of Directors, as well as participation in the Company's stock option and other employee benefit plans that are consistent with and similar to such plans provided to its employees generally. The executive officers have also agreed to certain confidentiality and noncompetition provisions. In the event their employment is terminated by the Company "without cause," or by the employee "for cause," they are entitled to receive an amount equal to two times the greater of (a) employee's then current annual salary, or (b) employee's salary plus bonus compensation for the year most recently ended. The agreements also provide payment provisions in the event of the death or disability of the employee.

         On November 16, 2004, the Company also entered into separate Change in Control Compensation Agreements with the above executive officers. The agreements provide for certain severance and separation benefits in the event that the Company is involved in a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, which generally applies if (i) any person other than the Company or a current director or officer of the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% of the combined voting power of the Company's then-outstanding securities; or (ii) there is a merger or consolidation of the Company in which the Company does not survive as an independent public company; or (iii) the business or businesses of the Company for which the specific executive's services are principally performed are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets of the Company, or otherwise. Following such change in control, in the event their employment is terminated by the Company "without cause," or by the employee "for cause," they are entitled to receive an amount equal to two times the greater of (a) employee's then current annual salary, or
(b) employee's salary plus bonus compensation for the year most recently ended. In addition, the employee shall fully vest in and have the right to exercise all outstanding options, stock purchase awards, and other outstanding awards including shares as to which he would not otherwise be vested or exercisable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FX ENERGY, INC.
                                              Registrant


Dated:  November 19, 2004                     By  /s/ Scott J. Duncan
                                                 -------------------------------
                                                 Scott J. Duncan, Vice President